SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: May 5, 1998





                            PARADIGM TECHNOLOGY, INC.
      -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      0-26124                770140882-5
----------------------------       -----------------      ----------------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)               File Number)        Identification Number)



          694 Tasman Drive, Milpitas, CA                       95035
     ----------------------------------------                ----------
     (Address of principal executive offices)                (Zip Code)



                                 (408) 954-0500
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


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Item 5.      Other Events.
             ------------

             SPECIAL MEETING OF STOCKHOLDERS

             On May 1, 1998, Paradigm Technology, Inc. (the "Company") held a Special Meeting of Stockholders (the "Special Meeting"). At the Special Meeting all of the proposals submitted to the stockholders were approved. A copy of the Company's press release announcing the results of the Special Meeting is attached to this Current Report on Form 8-K.

             The stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation to effectuate a ten-for-one reverse stock split, such that every ten shares of Common Stock shall be combined into one share of Common Stock (the "Reverse Stock Split"), par value $0.01 per share, by the following vote:

                    For                           :      14,322,778
                    Against                       :         762,980
                    Abstain                       :         144,268

             The stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company to 50,000,000, par value $0.01 per share, by the following vote:

                    For                           :      13,605,248
                    Against                       :       1,395,936
                    Abstain                       :         228,842

             The Company will take no action to increase the number of authorized shares of Common Stock of the Company.

Item 7.      Financial Statements and Exhibits.
             ---------------------------------

             (a)    Financial statements of business acquired.

                    Not applicable.

             (b)    Pro forma financial information.

                    Not applicable.

             (c)    Exhibits.

                    99.1    Press Release


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

                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             Dated:  May 5, 1998

                                       PARADIGM TECHNOLOGY, INC.



                                       By      /s/ David G. Campbell
                                          -------------------------------------
                                                   David G. Campbell
                                                Chief Financial Officer


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

                                  EXHIBIT INDEX
                                  -------------

     Exhibit No.         Description
     -----------         -----------

         99.1            Press Release.

                                  EXHIBIT 99.1


Paradigm Technology Stockholders Approve Reverse Split

MILPITAS, Calif.--(BUSINESS WIRE)--May 1, 1998--Paradigm Technology Inc. (Nasdaq:PRDM - news) announced that at a special stockholders' meeting held Friday at company headquarters in Milpitas, stockholders approved a 10-for-1 reverse stock split of the company's common stock such that every 10 shares shall be combined into one share of common stock, while retaining 25 million shares of common stock, authorized (unchanged par value).

Stockholders also approved a second proposal, which will not be implemented, to increase the number of authorized common shares to 50 million (unchanged par value). Stockholders of record as of close of business on March 20, 1998, were entitled to vote at the meeting.

With headquarters in Milpitas, Paradigm Technology designs and markets high-speed, high-density SRAM semiconductor devices to meet the needs of advanced telecommunications, networking, workstations, high-performance PCS, advanced modems and complex military/aerospace applications.

The company focuses on high-performance, sub-10ns SRAMs where its technology and product design leadership in high-speed and high- density semiconductors can best be utilized.
Paradigm can be reached on the World Wide Web at www.prdm.com.

Contact:

     Paradigm Technology Inc., Milpitas
     Michael Gulett, 408/954-0500
           or
     Self & Associates, Calabasas, Calif.
     Trudy M. Self, 818/880-5437


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